UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2010

PFGI CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51501	04-3659419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484
(Address of Principal Executive Offices)	(Zip Code)

1-800-622-4204

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The April 15, 2010 news release announced PFGI Capital Corporation’s confirmation of the cash payment on the Series A Preferred and Series B Preferred Stock.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Exhibit Description

99.1	News release issued by PFGI Capital Corporation dated April 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFGI Capital Corporation (Registrant)

Dated: April 16, 2010	By:	/S/ KEVIN R. GLASS
Kevin R. Glass Chief Financial Officer and Treasurer